UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           April 13, 1998


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                            56-0939887
(State of incorporation)           (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (336) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 11 pages.

ITEM 5. OTHER EVENTS

       The  purpose  of  this  Current  Report  on  Form  8-K  is to  file  BB&T
Corporation's Quarterly Performance Summary for the first quarter of 1998, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued April 13, 1998

April 13, 1998


FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS
B. Gloyden Stewart, Jr.     Tom A. Nicholson            Scott E. Reed
Senior Vice President       Senior Vice President       Sr. Exec. Vice President
Investor Relations          Investor Relations          Chief Financial Officer
(252) 246-4219              (336) 733-3058              (336) 733-3088

 MEDIA
 Bob Denham
 Vice President
 Public Relations
 (336) 733-2202

BB&T reports 20% increase in 1st quarter earnings

     WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBK) reported today that first quarter 1998 earnings totaled $119.7 million, or $.83 per diluted share, before pretax charges of $7.8 million associated with completing the acquisition of Life Bancorp, Inc. of Norfolk, Va. Excluding the nonrecurring merger expenses, BB&T's earnings per diluted share for the three months ended March 31, 1998, increased 20.3% from the $.69 per share earned during the first quarter of 1997. Including the effect of the Life merger expenses, net income totaled $113.7 million, or $.78 per diluted share, for the first three months of 1998, compared to $100.1 million, or $.69 per diluted share, earned in the first quarter of 1997.

     BB&T's recurring results for the 1998 quarter produced a return on average assets of 1.58% and a return on average equity of 19.77%, compared to prior year ratios of 1.49% and 17.98%, respectively. BB&T's efficiency ratio for the first quarter of 1998 improved to 51.3% compared to 51.9% in the comparable period of 1997.

     BB&T's "cash basis" performance (which excludes the effect that intangible assets and related amortization expense have on net income, total assets and shareholders' equity) for the three months ended March 31, 1998, showed substantial improvement from the first quarter of last year. Cash basis net income, excluding nonrecurring items, totaled $124.8 million, or $.86 per diluted share, for the current quarter, an increase of 21.6% and 21.1%, respectively, over cash basis earnings of $102.6 million, or $.71 per diluted share, for the quarter ended March 31, 1997. Exclusive of nonrecurring charges, cash basis operating results for the first quarter of 1998 produced an annualized return on average tangible assets of 1.66%, an annualized return on average tangible shareholders' equity of 22.70% and an efficiency ratio of 50.0%.

"We are very pleased to report record first quarter operating results," said Chairman and Chief Executive Officer John A. Allison. "Our earnings growth continues to be led by net interest income, which increased 8.0% compared to the first quarter of 1997, and higher noninterest income, which grew at a rate of 23.4%. We have also been successful in our efforts to grow our franchise and

                                     MORE

enhance our operations while controlling costs, as evidenced by our improved efficiency ratio. We are particularly pleased with the performance of our stock price, which closed at $67.69 per share on March 31, 1998, an 81.7% increase from the closing price of $37.25 per share a year earlier."

     On February 25, 1998, BB&T announced plans to acquire Maryland Federal Bancorp, Inc. (Maryland Federal) of Hyattsville, Md. Maryland Federal, with approximately $1.2 billion in assets, conducts its operations through 28 branches in 24 cities. Maryland Federal ranks as the 11th largest financial institution in Maryland based on asset size. The acquisition, which will be accounted for as a purchase, is expected to be completed during the third quarter of 1998. The transaction will more than double BB&T's presence in the greater metropolitan Washington, D.C. area.

     On March 1, 1998, BB&T completed its merger with Life Bancorp, Inc. (Life) of Norfolk, Va. Life, with approximately $1.5 billion in assets, operates 20 full-service banking offices in the Southside Hampton Roads area of Virginia. The acquisition was accounted for as a pooling of interests. The Life transaction gives BB&T the leading market share of deposits in the Norfolk, Virginia Beach, Chesapeake, Portsmouth and Suffolk communities of Virginia.

     "These transactions enhance our market presence and franchise value in Virginia and the metropolitan Washington, D.C. area, one of the fastest growing markets in the nation, and establish us in Maryland, a state that ranks fifth nationally in median household and personal income per capita," said Mr. Allison. As a result of these transactions and the previously announced agreement to acquire Franklin Bancorporation of Washington, D.C., BB&T will have assets totaling approximately $5 billion in the geographic region encompassing Virginia, suburban Maryland and metropolitan Washington, D.C.

     BB&T continued to expand its insurance agency network during the first quarter of 1998 through the purchases of DeJarnette & Paul, an independent agency based in Richmond, Va., and W.C. Brown Insurance Services, Inc., headquartered in Rocky Mount, Va. In addition, an agreement in principal to acquire McPhail, Bray, Murphy & Allen Inc., a Charlotte, N.C. agency, was announced March 26, 1998.

     BB&T had $31.5 billion in assets and 521 banking offices in the Carolinas and Virginia as of March 31, 1998. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBK. The closing price of BB&T's common stock on April 9 was $66.50 per share.

     For additional information about BB&T's financial performance, products and services, please visit our website at www.BBandT.com.

                                                         #

         BB&T's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of BB&T's news releases or to retrieve a specific release call 800-758-5804, extension 809325.


   ==============================================================================  ------------------------------------------------
                           QUARTERLY PERFORMANCE SUMMARY                              B. Gloyden Stewart, Jr.
                            BB&T Corporation (NYSE:BBK)                               Senior Vice President        (252) 246-4219
                                      Page 3                                          Investor Relations      Fax  (252) 246-4871
   ==============================================================================  ------------------------------------------------

                                                                         For the Three Months Ended          Increase (Decrease)
                                                                 ------------------------------------------------------------------
(Dollars in thousands, except per share data)                            3/31/1998        3/31/1997            $              %
-----------------------------------------------------------------------------------------------------------------------------------

INCOME STATEMENT

   Interest income - taxable equivalent                          $            607,302  $     537,410  $       69,892          13.0 %
   Interest expense                                                           296,129        252,914          43,215          17.1

   Net interest income - taxable equivalent                                   311,173        284,496          26,677           9.4

   Less: Taxable equivalent adjustment                                         15,077         10,427           4,650          44.6

    Net interest income                                                       296,096        274,069          22,027           8.0

   Provision for loan & lease losses                                           22,000         21,120             880           4.2

    Net interest income after provision for loan & lease losses               274,096        252,949          21,147           8.4

   Noninterest income                                                         121,097         98,149          22,948          23.4
   Noninterest expense                                                        228,998        198,674          30,324          15.3

   Income before income taxes                                                 166,195        152,424          13,771           9.0
   Provision for income taxes                                                  52,477         52,346             131            .3

    Net income                                                   $            113,718  $     100,078  $       13,640          13.6 %

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

   Basic earnings                                                $                .80  $        .70  $           .10          14.3 %
   Diluted earnings                                                               .78           .69              .09          13.0

   Weighted average shares -                      Basic                   142,065,987   142,346,658
                                                Diluted                   145,077,846   144,827,632
   Dividends paid on common shares                               $                .31  $        .27  $           .04          14.8 %
-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS

   Return on average assets                                                     1.50 %         1.49 %
   Return on average equity                                                    18.77          17.98
   Net yield on earning assets (taxable equivalent)                             4.36           4.46
   Efficiency (taxable equivalent) *                                            51.3           51.9

-----------------------------------------------------------------------------------------------------------------------------------

                                                                    For the Three Months Ended          Increase (Decrease)
                                                                 ------------------------------------------------------------------
(Dollars in thousands, except per share data)                       3/31/1998        3/31/1997            $              %
-----------------------------------------------------------------------------------------------------------------------------------

INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                           $           607,302  $    537,410  $        69,892          13.0 %
   Interest expense                                                           296,129       252,914           43,215          17.1

   Net interest income - taxable equivalent                                   311,173       284,496           26,677           9.4

   Less: Taxable equivalent adjustment                                         15,077        10,427            4,650          44.6

    Net interest income                                                       296,096       274,069           22,027           8.0

   Provision for loan & lease losses                                           22,000        21,120              880           4.2

    Net interest income after provision for loan & lease losses               274,096       252,949           21,147           8.4

   Noninterest income                                                         121,097        98,149           22,948          23.4
   Noninterest expense                                                        221,183       198,674           22,509          11.3

   Income before income taxes                                                 174,010       152,424           21,586          14.2
   Provision for income taxes                                                  54,269        52,346            1,923           3.7

    Net income excluding nonrecurring items                                   119,741       100,078           19,663          19.6

    Nonrecurring items, net of tax                                              6,023            -             6,023           NM

    Net income                                                    $           113,718  $    100,078  $        13,640          13.6 %

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                                 $               .84  $         70  $           .14          20.0 %
   Diluted earnings                                                               .83           .69              .14          20.3

   Weighted average shares -                         Basic                142,065,987   142,346,658
                                                   Diluted                145,077,846   144,827,632
   Dividends paid on common shares                                $               .31  $        .27  $           .04          14.8 %

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                                      1.58 %       1.49 %
   Return on average equity                                                     19.77        17.98
   Net yield on earning assets (taxable equivalent)                              4.36         4.46
   Efficiency (taxable equivalent) *                                             51.3         51.9

-----------------------------------------------------------------------------------------------------------------------------------

NOTES:   Applicable ratios are annualized.
         * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.
         NM - not meaningful.


   ==============================================================================  ------------------------------------------------
                           QUARTERLY PERFORMANCE SUMMARY                              B. Gloyden Stewart, Jr.
                            BB&T Corporation (NYSE:BBK)                               Senior Vice President        (252) 246-4219
                                      Page 4                                          Investor Relations      Fax  (252) 246-4871
   ==============================================================================  ------------------------------------------------

                                                                      As of / For the Three Months Ended     Increase (Decrease)
                                                                 ------------------------------------------------------------------
(Dollars in thousands)                                                  3/31/1998        3/31/1997            $              %
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                                  $         7,779,747  $  6,981,061  $       798,686          11.4 %
   Loans & leases                                                          21,532,325    19,220,228        2,312,097          12.0
   Allowance for loan & lease losses                                          282,418       252,245           30,173          12.0
   Other earning assets                                                       128,356        99,817           28,539          28.6

    Total earning assets                                                   29,361,894    26,309,752        3,052,142          11.6

    Total assets                                                           31,535,710    27,921,399        3,614,311          12.9

   Noninterest-bearing deposits                                             2,773,106     2,625,732          147,374           5.6
   Interest-bearing deposits                                               18,021,702    17,711,551          310,151           1.8

    Total deposits                                                         20,794,808    20,337,283          457,525           2.2

   Short-term borrowed funds                                                4,040,166     2,396,953        1,643,213          68.6
   Long-term debt                                                           3,768,556     2,580,744        1,187,812          46.0

    Total interest-bearing liabilities                                     25,830,424    22,689,248        3,141,176          13.8

    Total shareholders' equity                                    $         2,440,046  $  2,256,287  $       183,759           8.1 %

-----------------------------------------------------------------------------------------------------------------------------------
   Average balances

   Securities, at amortized cost                                  $         7,483,243  $  6,823,961  $       659,282           9.7 %
   Loans & leases                                                          21,087,685    18,739,135        2,348,550          12.5
   Other earning assets                                                       147,235        60,446           86,789         143.6

    Total earning assets                                                   28,718,163    25,623,542        3,094,621          12.1

    Total assets                                                           30,742,591    27,175,348        3,567,243          13.1

   Noninterest-bearing deposits                                             2,611,530     2,427,718          183,812           7.6
   Interest-bearing deposits                                               17,913,437    17,343,251          570,186           3.3

    Total deposits                                                         20,524,967    19,770,969          753,998           3.8

   Short-term borrowed funds                                                3,541,752     2,352,858        1,188,894          50.5
   Long-term debt                                                           3,741,611     2,464,586        1,277,025          51.8

    Total interest-bearing liabilities                                     25,196,800    22,160,695        3,036,105          13.7

    Total shareholders' equity                                    $         2,456,621  $  2,257,577  $       199,044           8.8 %

-----------------------------------------------------------------------------------------------------------------------------------

NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.


   ==============================================================================  ------------------------------------------------
                           QUARTERLY PERFORMANCE SUMMARY                              B. Gloyden Stewart, Jr.
                            BB&T Corporation (NYSE:BBK)                               Senior Vice President        (252) 246-4219
                                      Page 5                                          Investor Relations      Fax  (252) 246-4871
   ==============================================================================  ------------------------------------------------

                                                                             As of / For the Quarter Ended
                                               ------------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------------
(Dollars in thousands, except per share data)        3/31/1998         12/31/1997        9/30/1997      6/30/1997       3/31/1997
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENTS EXCLUDING
   NONRECURRING ITEMS

   Interest income - taxable equivalent

   Interest & fees on loans & leases            $        477,510  $           465,615  $    456,979  $       450,016  $     421,689
   Interest & dividends on securities                    127,634              124,811       123,937          121,507        114,895
   Interest on short-term investments                      2,158                1,007           476              977            826
    Total interest income - taxable equivalent           607,302              591,433       581,392          572,500        537,410

   Interest expense

   Interest on deposits                                  195,009              194,421       195,164          196,134        188,572
   Interest on short-term borrowed funds                  47,261               42,916        39,392           35,856         29,966
   Interest on long-term debt                             53,859               50,446        46,120           39,265         34,376
    Total interest expense                               296,129              287,783       280,676          271,255        252,914

   Net interest income - taxable equivalent              311,173              303,650       300,716          301,245        284,496

   Less: Taxable equivalent adjustment                    15,077               15,233        14,169           13,039         10,427

    Net interest income                                  296,096              288,417       286,547          288,206        274,069

   Provision for loan & lease losses                      22,000               22,244        21,745           24,865         21,120

    Net interest income after provision for
      loan & lease losses                                274,096              266,173       264,802          263,341        252,949

   Noninterest income

   Service charges on deposits                            41,090               37,486        36,705           37,993         36,660
   Mortgage banking activities                            15,263               13,381        13,439           11,093         12,470
   Trust revenue                                           7,819                8,097         8,498            8,504          6,858
   Agency insurance commissions                           14,036                9,664         9,775            9,316         11,393
   Other insurance commissions                             2,979                3,564         2,696            3,347          3,557
   Other nondeposit fees & commissions                    24,572               24,434        22,614           20,470         18,434
   Securities gains (losses), net                          2,460                1,672           991             (933)         1,800
   Other income                                           12,878               13,043         7,694            7,065          6,977
    Total noninterest income                             121,097              111,341       102,412           96,855         98,149

   Noninterest expense

   Personnel expense                                     113,110              106,793       104,524          104,084        105,014
   Occupancy & equipment expense                          36,609               35,688        35,033           33,821         31,943
   Foreclosed property expense                               831                  951           709              763            866
   Amortization of intangibles & servicing rights         10,135                7,160         6,095            5,720          5,076
   Other noninterest expense                              60,498               58,927        59,051           60,792         55,775
    Total noninterest expense                            221,183              209,519       205,412          205,180        198,674

   Income before income taxes                            174,010              167,995       161,802          155,016        152,424
   Provision for income taxes                             54,269               54,735        54,430           53,155         52,346

    Net income                                  $        119,741  $           113,260       107,372  $       101,861  $     100,078


-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

   Basic earnings                               $            .84  $               .81  $        .77  $           .72  $         .70
   Diluted earnings                                          .83                  .79           .75              .71            .69
   Dividends paid on common shares                           .31                  .31           .31              .27            .27
   Book value per common share                  $          17.22  $             16.93  $      16.02  $         16.12  $       15.83

-----------------------------------------------------------------------------------------------------------------------------------


   ==============================================================================  ------------------------------------------------
                           QUARTERLY PERFORMANCE SUMMARY                              B. Gloyden Stewart, Jr.
                            BB&T Corporation (NYSE:BBK)                               Senior Vice President        (252) 246-4219
                                      Page 6                                          Investor Relations       Fax (252) 246-4871
   ==============================================================================  ------------------------------------------------

                                                                                As of / For the Quarter Ended
                                               ------------------------------------------------------------------------------------
(Dollars in thousands)                               3/31/1998         12/31/1997        9/30/1997      6/30/1997       3/31/1997
-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING
   NONRECURRING ITEMS

   Return on average assets                                 1.58 %               1.53 %        1.49 %           1.44 %        1.49 %
   Return on average equity                                19.77                19.66         18.82            17.92         17.98
   Net yield on earning assets (taxable equivalent)         4.36                 4.36          4.44             4.52          4.46
   Efficiency (taxable equivalent) *                        51.3                 50.5          50.9            51.2           51.9
   Noninterest income as a percentage of total
    income (taxable equivalent) *                           27.6                 26.6          25.2            24.5           25.3
   Equity as a percentage of total assets
    end of period                                            7.7                  7.8           7.8             7.9            8.1
   Average earning assets as a percentage
    of average total assets                                 93.4                 93.8          94.2            94.3           94.3
   Average loans & leases as a percentage
    of average deposits                                    102.7                101.1          98.4            96.0           94.8

---------------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE**

   Net income excluding nonrecurring items      $        124,763  $           117,065  $    110,566  $      104,891  $     102,633
   Diluted earnings per share                                .86                  .82           .77             .73            .71
   Return on average tangible assets                        1.66 %               1.59 %        1.54 %          1.49 %         1.54 %
   Return on average tangible equity                       22.70                21.85         20.59           19.41          19.14
   Efficiency ratio (taxable equivalent)*                   50.0                 49.5          50.1            50.5           51.3

---------------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                $      7,779,747  $         7,414,875  $  7,178,296  $    7,326,245  $   6,981,061
   Loans & leases                                     21,532,325           20,933,429    19,852,846      19,790,766     19,220,228
   Allowance for loan & lease losses                     282,418              275,404       266,078         260,968        252,245
   Other earning assets                                  128,356              180,310        38,685          32,667         99,817
    Total earning assets                              29,361,894           28,448,103    26,998,601      27,113,476     26,309,752

    Total assets                                      31,535,710           30,642,799    28,698,293      28,960,327     27,921,399

   Noninterest-bearing deposits                        2,773,106            2,833,238     2,671,187       2,766,559      2,625,732
   Interest-bearing deposits                          18,021,702           18,114,939    17,408,147      18,025,349     17,711,551
    Total deposits                                    20,794,808           20,948,177    20,079,334      20,791,908     20,337,283

   Short-term borrowed funds                           4,040,166            3,276,177     2,660,641       2,600,430      2,396,953
   Long-term debt                                      3,768,556            3,575,517     3,303,304       2,947,718      2,580,744
    Total interest-bearing liabilities                25,830,424           24,966,633    23,372,092      23,573,497     22,689,248

    Total shareholders' equity                         2,440,046            2,399,827     2,243,506       2,274,730      2,256,287

   Goodwill                                              214,408              206,008       110,548        109,095         100,551
   Core deposit & other intangibles                        6,461                6,837         7,213          7,622           8,014
    Total intangibles                                    220,869              212,845       117,761        116,717         108,565

    Mortgage servicing rights                             72,353               68,780        64,911         61,566          55,771

    Negative goodwill                           $         31,431  $            32,992  $     34,494  $      36,054  $       37,613

-----------------------------------------------------------------------------------------------------------------------------------
   Average balances

   Securities, at amortized cost                $      7,483,243  $         7,213,182  $  7,209,155  $   7,157,151  $    6,823,961
   Loans & leases                                     21,087,685           20,287,804    19,735,137     19,487,514      18,739,135
   Other earning assets                                  147,235               79,111        39,908         60,720          60,446
    Total earning assets                              28,718,163           27,580,097    26,984,200     26,705,385      25,623,542

    Total assets                                      30,742,591           29,402,237    28,647,083     28,305,003      27,175,348

   Noninterest-bearing deposits                        2,611,530            2,641,340     2,576,609      2,549,196       2,427,718
   Interest-bearing deposits                          17,913,437           17,429,598    17,475,263     17,758,552      17,343,251
    Total deposits                                    20,524,967           20,070,938    20,051,872     20,307,748      19,770,969

   Short-term borrowed funds                           3,541,752            3,154,831     2,900,917      2,676,482       2,352,858
   Long-term debt                                      3,741,611            3,406,587     3,109,329      2,709,641       2,464,586
    Total interest-bearing liabilities                25,196,800           23,991,016    23,485,509     23,144,675      22,160,695

    Total shareholders' equity                  $      2,456,621  $         2,285,107  $  2,263,096  $   2,280,193  $    2,257,577

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL

   Risk-based capital:
    Tier 1                                      $       2,168,228  $        2,115,402  $  2,057,531  $  2,104,154  $     2,119,707
    Total                                               2,923,652           2,867,562     2,808,481     2,840,013        2,606,272
   Risk-based capital ratios:
    Tier 1                                                   10.4 %              10.3 %        10.1 %        10.9 %           11.1 %
    Total                                                    14.1                14.0          13.7          14.8             13.7
   Leverage capital ratio                                     7.1                 7.2           7.2           7.5              7.8

-----------------------------------------------------------------------------------------------------------------------------------
NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.
         * Excludes securities gains (losses), foreclosed property expense & nonrecurring items for all periods.
         ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.  Cash basis performance ratios exclude  the  effect of  amortization  of nonqualifying  intangible assets from earnings and the unamortized  balances of  nonqualifying intangibles from assets and equity.

   ==============================================================================  ------------------------------------------------
                           QUARTERLY PERFORMANCE SUMMARY                              B. Gloyden Stewart, Jr.
                            BB&T Corporation (NYSE:BBK)                               Senior Vice President        (252) 246-4219
                                      Page 7                                          Investor Relations       Fax (252) 246-4871
   ==============================================================================  ------------------------------------------------

                                                                              As of / For the Quarter Ended
                                               ------------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------------
(Dollars in thousands, except per share data)        3/31/1998         12/31/1997        9/30/1997      6/30/1997       3/31/1997
-----------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS

   Allowance For Loan & Lease Losses
    Beginning balance                           $         275,404  $          266,078  $    260,968  $    252,245  $       239,726
    Allowance for acquired loans                               -               12,012         1,690            -             3,811
    Provision for loan & lease losses                      22,000              29,796        21,745        24,865           21,120
    Charge-offs                                           (20,396)            (36,117)      (22,907)      (20,976)         (17,447)
    Recoveries                                              5,410               3,635         4,582         4,834            5,035
===================================================================================================================================
      Ending balance                            $         282,418  $          275,404  $    266,078  $    260,968  $       252,245
===================================================================================================================================

   Nonperforming Assets
    Nonaccrual loans & leases                   $          92,267  $           98,891  $     74,372  $     64,858  $        63,926
    Foreclosed real estate                                 15,477              20,937        16,531        15,476           16,126
    Other foreclosed property                              14,603              13,986        13,914        13,262           16,046
    Restructured loans                                         -                1,377         1,532         1,551            2,429
===================================================================================================================================
      Nonperforming assets                      $         122,347  $          135,191  $    106,349  $     95,147  $        98,527
===================================================================================================================================

    Loans 90 days or more past due
      & still accruing                          $          41,919  $           44,213  $     39,958  $     37,361  $        40,021
===================================================================================================================================

   Asset Quality Ratios
    Nonaccrual loans & leases as a
      percentage of total loans & leases                      .43 %               .47 %         .37 %         .33 %            .33 %
    Nonperforming assets as a percentage of:
      Total assets                                            .39                 .44           .37           .33              .35
      Loans & leases plus
       foreclosed property                                    .57                 .64           .53           .48              .51
    Net charge-offs as a percentage of
      average loans & leases                                  .29                 .64           .37           .33              .27
    Allowance for loan & lease losses as
      a percentage of loans & leases                         1.31                1.32          1.34          1.32             1.31
    Ratio of allowance for loan & lease losses to:
      Net charge-offs                                        4.65 x              2.14 x        3.66 x        4.03 x           5.01 x
      Nonaccrual and restructured loans & leases             3.06                2.75          3.51          3.93             3.80

-----------------------------------------------------------------------------------------------------------------------------------
MEMO ITEMS

   Unrealized appreciation (depreciation) on
    securities available for sale, net of tax   $          47,712  $           48,918  $     43,217  $     21,776  $        (5,893)
   Common stock prices (daily close):      High             67.69               65.00         55.13         47.13            40.75
                                            Low             58.06               51.94         45.31         35.75            35.25
                                  End of period             67.69               64.06         53.44         45.00            37.25
   Weighted average shares -              Basic       142,065,987         140,094,822   140,057,040   141,786,314      142,346,658
                                        Diluted       145,077,846         143,074,059   142,979,143   144,340,389      144,827,632
   End of period shares outstanding                   141,681,441         141,763,220   140,020,072   141,129,701      142,528,825
   End of period banking offices                              521                 526           506           593              598

-----------------------------------------------------------------------------------------------------------------------------------

NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.

   ==============================================================================  ------------------------------------------------
                           QUARTERLY PERFORMANCE SUMMARY                              B. Gloyden Stewart, Jr.
                            BB&T Corporation (NYSE:BBK)                               Senior Vice President        (252) 246-4219
                                      Page 8                                          Investor Relations       Fax (252) 246-4871
   ==============================================================================  ------------------------------------------------

                                                                                    For the Quarter Ended
                                               ------------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------------
                                                       3/31/1998         12/31/1997        9/30/1997      6/30/1997       3/31/1997
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST YIELDS/RATES (Taxable equivalent)

   Interest income:
   Securities*                                               6.84 %              6.90 %        6.86 %          6.80 %         6.73 %
   Loans & leases                                            9.16                9.12          9.20            9.26           9.10
   Other earning assets                                      5.94                5.05          4.73            6.45           5.54
                                               ------------------------------------------------------------------------------------

    Total earning assets*                                    8.54                8.53          8.57            8.59           8.46
                                               ------------------------------------------------------------------------------------

   Interest expense:
   Interest-bearing deposits                                 4.41                4.43          4.43            4.43           4.41
   Short-term borrowed funds                                 5.41                5.40          5.39            5.37           5.17
   Long-term debt                                            5.80                5.90          5.91            5.80           5.62
                                               ------------------------------------------------------------------------------------

    Total interest-bearing liabilities                       4.76                4.76          4.74            4.70           4.62
                                               ------------------------------------------------------------------------------------

   Net yield on earning assets                               4.36 %              4.36 %        4.44 %          4.52 %         4.46 %
                                               ====================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
NOTE:    *Yields calculated based on securities at amortized cost.


                                                                                              As of
(Dollars in thousands)                                                                      3/31/1998
-----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES: INTEREST RATE SWAPS, CAPS & FLOORS
                                                                            Notional         Receive          Pay       Unrealized
   Type                                                                       Amount          Rate            Rate    Gains (Losses)
-----------------------------------------------------------------------------------------------------------------------------------

   Receive fixed swaps                                             $        1,301,000          6.39 %          5.68 %  $    24,406
   Pay fixed swaps                                                            349,043          5.68            5.59           (410)
   Basis swaps                                                                 50,000          5.83            5.69             40
   Caps & floors                                                              571,000           --              --           1,150

===================================================================================================================================
   Total                                                           $        2,271,043          6.23 %          5.66 %  $    25,186
===================================================================================================================================

                                                                                          One Year         One to          After
   Contractual Maturity Schedule                                           Total           or Less       Five Years     Five Years
-----------------------------------------------------------------------------------------------------------------------------------

   Receive fixed swaps                                             $        1,301,000  $    751,000  $       50,000  $     500,000
   Pay fixed swaps                                                            349,043       111,490         230,053          7,500
   Basis swaps                                                                 50,000        50,000              -              -
   Caps & floors                                                              571,000        11,000         500,000         60,000

===================================================================================================================================
   Total                                                           $        2,271,043  $    923,490  $      780,053  $     567,500
===================================================================================================================================


                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BB&T CORPORATION
                                                   (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                                Sherry A. Kellett
                                        Executive Vice President and Controller
                                           (Principal Accounting Officer)

Date:  April 13, 1998